MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.



FUND LOGO



Semi-Annual Report

September 30, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH U.S. HIGH YIELD FUND, INC.


Officers and
Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Aldona Schwartz, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Proxy
Results
During the six-month period ended September 30, 2000, Merrill Lynch
U.S. High Yield Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 25, 2000. The description of each proposal and number of shares voted are as follows:

                                                                 Shares Voted
                                                                      For
1. To elect the Fund's             Terry K. Glenn                  73,243,652
   Board of Directors:             Ronald W. Forbes                73,202,453
                                   Cynthia A. Montgomery           73,240,023
                                   Charles C. Reilly               73,188,059
                                   Kevin A. Ryan                   73,216,820
                                   Roscoe S. Suddarth              73,225,603
                                   Richard R. West                 73,232,763
                                   Arthur Zeikel                   73,193,412
                                   Edward D. Zinbarg               73,220,188

                                                          Shares Voted   Shares Voted   Shares Voted
                                                               For          Against        Abstain
2. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year.                    71,519,208       501,910      2,958,226

3. To convert the Fund to "master/feeder" structure.        67,457,381     2,439,732      5,082,231

4. To approve proposed Investment Advisory and
   Administration Agreements for the Fund.                  68,390,457     1,726,950      4,861,937


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2000


DEAR SHAREHOLDER

The Investment Environment
The six-month period ended September 30, 2000 provided uninspiring returns in most financial markets. The high-yield sector was no exception with the unmanaged benchmark Credit Suisse First Boston
(CSFB) Global High Yield Index returning +1.14% for the same period. Merrill Lynch U.S. High Yield Fund, Inc. modestly underperformed the Index with total returns of -0.80%, -1.18%, -1.20% and -0.92% for its Class A, Class B, Class C and Class D Shares, respectively, for the same six-month period. (Results shown do not include sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

The period included a 0.50% increase in the Federal Funds rate in mid-May, the last in a series of tightening moves by the Federal Reserve Board that has increased the Federal Funds rate to 6.50%. These moves appear to be having the effect on the economy that the Federal Reserve Board desires as various indicators of broad economic behavior have shown some signs of slowing. Oil prices and their negative effect on the economy were prominently featured in the news. With the unsettlement in the Middle East and a presidential election campaign in the United States, it is not surprising to us that investors lacked conviction. As a result, the high-yield market drifted. New issuance was quite low as high interest rates on high-yield new issues priced companies out of the market and forced reliance on other financial sources.

The high-yield market has been strained by a combination of technical and fundamental factors. Of the two, the technical factors have probably had the greatest effect. High-yield funds have experienced outflows all year. Through September, net outflows were $4.5 billion. Dealer market making, which has been limited since the upheavals of 1998, seems to have become even more constrained following the recent news that Morgan Stanley Dean Witter has sustained large trading losses on high-yield bond inventories. Furthermore, investors who focus on distressed issues appear much less involved this year than in the past, perhaps focusing more of their attention on fallen equities. The confluence of these three factors has resulted in illiquidity and lower bond prices than would otherwise be the case.

The fundamental picture is a mixed one. The bad news is that Moody's Investors Service's trailing 12-month default rate through September was 5.13%, which is well above the long-term average of 3.4%. Further evidence of credit deterioration is reflected in the upgrade/downgrade ratio. The rating firm KDP Investment Advisors has upgraded issues 215 times in the 33 months from January 1998-- September 2000 compared with 294 downgrades. The good news is that the default rate peaked slightly above 6% in the autumn of 1999 and has been declining since then. We are not comfortable with forecasting future default rates. Forecasting models have not generally been reliable in the past. We also doubt that currently depressed prices are a reliable indicator or discounter of future defaults. While we are concerned about credit quality in select industries such as telecommunications, it is difficult to imagine default rates similar to the 10% annualized levels in 1990 and 1991. At that time, the default problem stemmed largely from overleveraged buyouts coupled with the impact of a recession. The 12-month moving average in July 1991 actually peaked at an astounding 13.1%.

At this time, valuation appears exceptional to us. At September 30, 2000, the CSFB Global High Yield Index reflected an average price of $81.00 and a yield to maturity slightly above 14.2%. The yield spread of the Index relative to Treasury bonds of similar maturity was 8.3%. The norm for much of the 1990s was 5%--5.50% and the all-time peak was slightly over 10%. We believe that these levels offer the long-term investor an outstanding buying opportunity.

Portfolio Strategy
At September 30, 2000, the Fund was fully invested with an average maturity of 6.6 years. The quality structure, as measured by Moody's Investors Service and Standard & Poor's, was modestly below that of the CSFB Global High Yield Index. The Portfolio's overweights by industry at September 30, 2000 were:

* Health Services--Portfolio weighting 10.1% compared to 3.8% for the Index. We are quite bullish on the earnings outlook for acute and extended care hospitals because of increased Medicare reimbursement approved by Congress.

* Wireless Communications--Portfolio weighting 11.9% compared to 8.3% for the Index. This sector includes cellular telephone issuers and tower companies that own the transmission towers that carry the cellular/PCS signal. We expect the rapid growth in this industry to continue. As the industry is consolidating, it is possible that one or more of these companies could be acquired by an integrated telecommunications company with an investment-grade rating.

* Energy--Portfolio weighting 8.3% compared to 6.7% for the Index. High oil and gas prices have created strong cash flows and improved credit quality significantly this year.

* Cable--Portfolio weighting 11.1% compared to 9.2% for the Index. The revenues and cash flow have tended to be highly stable in good times and bad. Future profitability is enhanced by the fact that in addition to being the medium through which TV signals are passed, new uses for cable include telephony, Internet signal transmission, and two-way services such as movies on demand.

At September 30, 2000, our major underweights were:

* Telecommunications--Portfolio weighting 8.8% compared to 12.1% for the Index. The sector includes competitive local exchange carriers' Internet companies, and fiber and long distance. Many of these companies are young and generate insufficient cash flow to support debt levels. While many will be successful, it is difficult discerning the winners from the losers at this time. We have focused on only the companies that have sufficient equity sponsorship, asset quality, or operating history to support debt.

* Financial--Portfolio weighting 0.4% compared to 4.5% for the Index. Financial service companies generally require financial strength to remain viable when problems develop. By definition, high-yield issues do not meet this criterion.

In the current illiquid market, bonds can occasionally decline to levels well below their asset value. We have begun to focus on opportunities of this kind. Examples include Vlasic Foods International Inc., a troubled food company supported by strong asset values, and Westpoint Stevens Inc., the dominant sheet and towel producer in the United States. An earnings disappointment that we expect will be temporary caused this company's bonds to drop more in price than we thought justified.

In Conclusion
We appreciate your ongoing investment in Merrill Lynch U.S. High
Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager



November 10, 2000



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2000

PORTFOLIO INFORMATION
                                                                                                          Percent of
As of September 30, 2000                                                                                  Net Assets

Ten Largest
Corporate Holdings
Nextel              Nextel is the largest specialized mobile radio (SMR) and enhanced specialized              3.2%
Communications,     mobile radio (ESMR) provider in the United States, with licenses covering 98%
Inc.*               of the US population. While Nextel's SMR system is virtually nationwide, the company is still building out a national ESMR system. Through its 100%-owned subsidiary,
                    Nextel International Inc., Nextel is also building networks in Latin America and Asia.

USAir Inc.          USAir Inc., the primary operating subsidiary of US Airways Group, Inc., is the              2.6
                    sixth-largest domestic air carrier, as ranked by revenue passenger miles flown.
                    The company dominates East Coast airports from New England to Florida with its fleet of 383 jets, and provides regularly scheduled service at 107 airports, including airports in Canada, Mexico, France, Germany, Italy, Spain, the United Kingdom and
                    the Caribbean. Its principal hubs are located at major airports in Charlotte,
                    Philadelphia and Pittsburgh. The company's more than 2,000 daily flights transported
                    56 million passengers in 1999.

UnitedGlobalCom     UnitedGlobalCom (formerly known as United International Holdings) is a global broadband     2.6
Inc.                communications provider of video, voice and data services with operations in various countries around the world. The company serves video subscribers, telephony access lines, and high-speed broadband accounts. United Global Communications also provides television programming services to subscribers worldwide.

R&B Falcon          Formed through a merger of Reading & Bates Company and Falcon Drilling, R&B Falcon          2.4
Corporation*        operates the world's largest fleet of marine-based drilling rigs, servicing the international oil and gas industry. Its fleet includes 135 marine-based drilling units, including the industry's largest fleets of barge and jackup rigs.

Impsat Corp.        Impsat provides telecommunications services throughout North America and South America      2.4
                    and is one of the largest providers of data transmission services in these regions.

Millicom            Millicom International Cellular develops and operates cellular telephone systems            2.3
International       worldwide.  The company has interests in 31 operations in 19 countries, with
Cellular            combined population under license of approximately 47.5 million people.

PharMerica, Inc.    PharMerica provides pharmacy products and services. The company provides its services to    2.0
                    patients in skilled nursing facilities, assisted living facilities, residential and independent living communities, specialty hospitals, and the home setting.

Supercanal          Supercanal is the third-largest cable TV provider in Argentina. It has a well-              1.8
Holdings SA         positioned operation and almost no competition throughout its service territory with good demand prospects.
Echostar            Echostar Communications offers DBS services to approximately 4.3 million subscribers        1.8
Communications      with its state-of-the-art DISH Network. The company also designs, manufactures and distributes DBS receiver equipment and set-top boxes.

Telesystem          The company is a global wireless telecommunications company, which develops, acquires,      1.8
International       owns and operates wireless communications companies in developing markets throughout
Wireless Inc.*      the world. The company also offers specialized mobile radio and paging services.


*Includes combined holdings.


Portfolio Profile

The quality ratings* of securities in the Trust as of September 30, 2000 were as follows:

                                         Percent of
S&P Rating/Moody's Rating          Long-Term Investments

BBB/Baa                                      1.5%
BB/Ba                                       23.7
B/B                                         65.2
CCC/Caa                                      7.3
CC/Ca                                        1.0
NR (Not Rated)                               1.3


                                         Percent of
Five Largest Industries                  Net Assets

Health Services                             10.1%
Energy                                       8.3
Wireless Communications--International       6.2
Wireless Communications--Domestic            5.7
Cable--International                         5.6

*In cases when bonds are rated differently by Standard & Poor's
 Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2000


PERFORMANCE DATA


DEAR SHAREHOLDER

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Recent
Performance
Results
                                                                      6 Month        12 Month   Since Inception   Standardized
As of September 30, 2000                                            Total Return   Total Return   Total Return    30-day Yield
ML U.S. High Yield Fund, Inc. Class A Shares*                            -0.80%         +0.07%         -0.31%         12.99%
ML U.S. High Yield Fund, Inc. Class B Shares*                            -1.18          -0.70          -2.13          12.72
ML U.S. High Yield Fund, Inc. Class C Shares*                            -1.20          -0.75          -2.25          12.66
ML U.S. High Yield Fund, Inc. Class D Shares*                            -0.92          -0.19          -0.91          12.73
Merrill Lynch High Yield USCorporates, Cash Pay Index**                  +1.99          +1.23          +2.05            --
CSFirst Boston Global High Yield Index **                                +1.14          +1.92          -0.06            --
Ten-Year US Treasury Securities***                                       +3.42          +4.83          +8.42            --

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
   Fund's inception date is 5/01/98.
 **Unmanaged. These market-weighted Indexes mirror the high-yield debt market of securities rated BBB or lower. Since inception total return for Merrill Lynch High Yield US Corporates, Cash Pay Index is from 5/01/98. Since inception total return for CS First Boston
   Global High Yield Index is from 4/30/98.
***Since inception total return is from 4/30/98.


Average Annual
Total Return

                         % Return Without      % Return With
                           Sales Charge         Sales Charge**

Class A Shares*

One Year Ended 9/30/00         +0.07%             -3.94%
Inception (5/01/98)
through 9/30/00                -0.13              -1.80

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                            % Return               % Return
                           Without CDSC           With CDSC**

Class B Shares*

One Year Ended 9/30/00         -0.70%             -4.21%
Inception (5/01/98)
through 9/30/00                -0.89              -1.52

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                            % Return              % Return
                           Without CDSC          With CDSC**

Class C Shares*

One Year Ended 9/30/00         -0.75%             -1.62%
Inception (5/01/98)
through 9/30/00                -0.94              -0.94

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                         % Return Without      % Return With
                           Sales Charge         Sales Charge**

Class D Shares*

One Year Ended 9/30/00         -0.19%             -4.18%
Inception (5/01/98)
through 9/30/00                -0.38              -2.05

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


STATEMENT OF ASSETS AND LIABILITIES
MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.          As of September 30, 2000
Assets:             Investment in Master U.S. High Yield Trust, at value
                    (identified cost--$687,923,555)                                                       $  559,082,140
                    Prepaid registration fees and other assets                                                    89,109
                                                                                                          --------------
                    Total assets                                                                             559,171,249
                                                                                                          --------------

Liabilities:        Payables:
                      Dividends to shareholders                                          $    1,684,456
                      Distributor                                                               334,737
                      Administrator                                                             105,981        2,125,174
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       501,083
                                                                                                          --------------
                    Total liabilities                                                                          2,626,257
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  556,544,992
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $      147,376
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          5,275,386
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,013,664
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            764,173
                    Paid-in capital in excess of par                                                         694,472,440
                    Accumulated distributions in excess of investment income--net                               (698,000)
                    Accumulated realized capital losses on investments from
                    the Trust--net                                                                            (8,965,841)
                    Accumulated distributions in excess of realized capital
                    gains on investments from the Trust--net                                                  (6,622,791)
                    Unrealized depreciation on investments from the Trust--net                              (128,841,415)
                                                                                                          --------------
                    Net assets                                                                            $  556,544,992
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $11,389,366 and 1,473,763
Value:                       shares outstanding                                                           $         7.73
                                                                                                          ==============
                    Class B--Based on net assets of $407,748,557 and 52,753,856
                             shares outstanding                                                           $         7.73
                                                                                                          ==============
                    Class C--Based on net assets of $78,344,537 and 10,136,645
                             shares outstanding                                                           $         7.73
                                                                                                          ==============
                    Class D--Based on net assets of $59,062,532 and 7,641,729
                             shares outstanding                                                           $         7.73
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2000


STATEMENT OF OPERATIONS
MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.          For the Six Months Ended September 30, 2000++
Investment Income:  Interest and discount earned                                                          $   28,747,353
                    Dividends                                                                                  1,784,413
                    Investment income allocated from the Trust                                                 6,004,502
                    Expenses allocated from the Trust                                                           (223,309)
                                                                                                          --------------
                    Total income and net investment income from the Trust                                     36,312,959
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B                   $    1,617,006
                    Investment advisory fees                                                  1,470,326
                    Account maintenance and distribution fees--Class C                          336,570
                    Transfer agent fees--Class B                                                233,459
                    Administration fee                                                          121,785
                    Account maintenance fees--Class D                                            76,348
                    Transfer agent fees--Class C                                                 45,964
                    Registration fees                                                            43,808
                    Transfer agent fees--Class D                                                 29,699
                    Directors' fees and expenses                                                 22,290
                    Custodian fees                                                               12,607
                    Transfer agent fees--Class A                                                  5,376
                    Professional fees                                                             4,792
                    Pricing fees                                                                  4,453
                                                                                         --------------
                    Total expenses                                                                             4,024,483
                                                                                                          --------------
                    Investment income--net                                                                    32,288,476
                                                                                                          --------------

Realized &          Realized loss from:
Unrealized            Investments--net                                                         (291,519)
Loss from             The Trust--net                                                         (2,744,566)      (3,036,085)
Investments and                                                                          --------------   --------------
The Trust--Net:     Change in unrealized depreciation from:
                      Investments--net                                                       91,680,700
                      The Trust--net                                                       (128,841,415)     (37,160,715)
                                                                                         --------------   --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $   (7,908,324)
                                                                                                          ==============

++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

  See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
MERRILL LYNCH                                                                              For the Six         For the
U.S. HIGH YIELD                                                                           Months Ended       Year Ended
FUND, INC.          Increase (Decrease) in Net Assets:                                   Sept. 30, 2000++   March 31, 2000
Operations:         Investment income--net                                               $   32,288,476   $   67,003,822
                    Realized loss from investments and the Trust--net                        (3,036,085)      (6,976,470)
                    Change in unrealized depreciation from investments and the
                    Trust--net                                                              (37,160,715)     (79,226,434)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from operations                     (7,908,324)     (19,199,082)
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (649,720)      (1,236,053)
Shareholders:         Class B                                                               (23,566,019)     (48,253,891)
                      Class C                                                                (4,576,415)     (10,633,947)
                      Class D                                                                (3,496,322)      (6,879,931)
                    In excess of investment income--net:
                      Class A                                                                        --          (13,853)
                      Class B                                                                        --         (540,789)
                      Class C                                                                        --         (119,176)
                      Class D                                                                        --          (77,105)
                    Realized gain investments from the Trust--net:
                      Class A                                                                        --         (109,227)
                      Class B                                                                        --       (4,854,944)
                      Class C                                                                        --       (1,024,292)
                      Class D                                                                        --         (634,328)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (32,288,476)     (74,377,536)
                                                                                         --------------   --------------

Capital Stock       Net increase (decrease) in net assets derived from capital
Transactions:       share transactions                                                      (39,797,831)       21,577,499
                                                                                         --------------   --------------

Net Assets:         Total decrease in net assets                                            (79,994,631)     (71,999,119)
                    Beginning of period                                                     636,539,623      708,538,742
                                                                                         --------------   --------------
                    End of period                                                        $  556,544,992   $  636,539,623
                                                                                         ==============   ==============


                  ++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

                    See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2000


FINANCIAL HIGHLIGHTS
                                                                                               Class A
                                                                                  For the       For the         For the
                    The following per share data and ratios have been derived   Six Months       Year           Period
MERRILL LYNCH       from information provided in the financial statements.         Ended         Ended       May 1, 1998++
U.S. HIGH YIELD                                                                  Sept. 30,     March 31,     to March 31,
FUND, INC.          Increase (Decrease) in Net Asset Value:                      2000+++++        2000            1999
Per Share           Net asset value, beginning of period                         $   8.26       $   9.42        $  10.00
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .46            .90             .79
                    Realized and unrealized loss from investments
                    and the Trust--net                                               (.53)         (1.07)           (.58)
                                                                                 --------       --------        --------
                    Total from investment operations                                 (.07)          (.17)            .21
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                         (.46)          (.90)           (.79)
                      Realized gain from investments--net                              --           (.01)             --
                      In excess on realized gain from
                      investments--net                                                 --           (.08)             --
                                                                                 --------       --------        --------
                    Total dividends and distributions                                (.46)          (.99)           (.79)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   7.73       $   8.26        $   9.42
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                             (0.80%)+++     (1.97%)          2.51%+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses, net of reimbursement++++                               .67%*           .81%           .52%*
Net Assets:                                                                      ========       ========        ========
                    Expenses++++                                                     .67%*           .81%           .76%*
                                                                                 ========       ========        ========
                    Investment income--net                                         11.70%*          9.97%          9.39%*
                                                                                 ========       ========        ========

Supplemental Data:  Net assets, end of period (in thousands)                     $ 11,389       $ 11,427        $ 12,864
                                                                                 ========       ========        ========
                    Portfolio turnover                                                 --         59.25%          49.40%
                                                                                 ========       ========        ========

                                                                                               Class B
                                                                                  For the        For the        For the
                    The following per share data and ratios have been derived   Six Months        Year          Period
MERRILL LYNCH       from information provided in the financial statements.         Ended          Ended      May 1, 1998++
U.S. HIGH YIELD                                                                  Sept. 30,      March 31,    to March 31,
FUND, INC.          Increase (Decrease) in Net Asset Value:                      2000+++++         2000           1999
Per Share           Net asset value, beginning of period                         $   8.26       $   9.42        $  10.00
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .43            .83             .73
                    Realized and unrealized loss from investments and
                    the Trust--net                                                   (.53)         (1.07)           (.58)
                                                                                 --------       --------        --------
                    Total from investment operations                                 (.10)          (.24)             .15
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                         (.43)          (.83)           (.73)
                      Realized gain from investments--net                              --           (.01)             --
                      In excess on realized gain from
                      investments--net                                                 --           (.08)             --
                                                                                 --------       --------        --------
                    Total dividends and distributions                                (.43)          (.92)           (.73)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   7.73       $   8.26        $   9.42
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                             (1.18%)+++     (2.72%)          1.80%+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses, net of reimbursement++++                              1.44%*         1.57%           1.27%*
Net Assets:                                                                      ========       ========        ========
                    Expenses++++                                                    1.44%*         1.57%           1.52%*
                                                                                 ========       ========        ========
                    Investment income--net                                         10.93%*         9.24%           8.61%*
                                                                                 ========       ========        ========

Supplemental Data:  Net assets, end of period (in thousands)                     $407,749       $468,705        $502,377
                                                                                 ========       ========        ========
                    Portfolio turnover                                                 --         59.25%          49.40%
                                                                                 ========       ========        ========


                                                                                                 Class C
                                                                                  For the        For the        For the
                    The following per share data and ratios have been derived   Six Months        Year          Period
MERRILL LYNCH       from information provided in the financial statements.         Ended          Ended      May 1, 1998++
U.S. HIGH YIELD                                                                  Sept. 30,      March 31,    to March 31,
FUND, INC.          Increase (Decrease) in Net Asset Value:                      2000+++++         2000           1999
Per Share           Net asset value, beginning of period                         $   8.26       $   9.42        $  10.00
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .43            .83             .72
                    Realized and unrealized loss from investments and
                    the Trust--net                                                   (.53)         (1.07)           (.58)
                                                                                 --------       --------        --------
                    Total from investment operations                                 (.10)          (.24)            .14
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                         (.43)          (.83)           (.72)
                      Realized gain from investments--net                              --           (.01)             --
                      In excess on realized gain from
                      investments--net                                                 --           (.08)             --
                                                                                 --------       --------        --------
                    Total dividends and distributions                                (.43)          (.92)           (.72)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   7.73       $   8.26        $   9.42
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                             (1.20%)+++     (2.76%)           1.75%+++
Return:**                                                                        ========       ========        ========


Ratios to Average   Expenses, net of reimbursement++++                              1.49%*         1.62%           1.31%*
Net Assets:                                                                      ========       ========        ========
                    Expenses++++                                                    1.49%*         1.62%           1.57%*
                                                                                 ========       ========        ========
                    Investment income--net                                         10.88%*         9.17%           8.53%*
                                                                                 ========       ========        ========

Supplemental Data:  Net assets, end of period (in thousands)                     $ 78,345       $ 93,985        $119,281
                                                                                 ========       ========        ========
                    Portfolio turnover                                                 --         59.25%          49.40%
                                                                                 ========       ========        ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Includes the Fund's share of the Trust's allocated expenses.
                 +++Aggregate total investment return.
               +++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

                    See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2000

FINANCIAL HIGHLIGHTS (concluded)
                                                                                                     Class D
                                                                                  For the        For the         For the
                    The following per share data and ratios have been derived   Six Months        Year           Period
MERRILL LYNCH       from information provided in the financial statements.         Ended          Ended       May 1, 1998++
U.S. HIGH YIELD                                                                  Sept. 30,      March 31,     to March 31,
FUND, INC.          Increase (Decrease) in Net Asset Value:                      2000+++++         2000            1999
Per Share           Net asset value, beginning of period                         $   8.26       $   9.42        $  10.00
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .45            .88             .77
                    Realized and unrealized loss from investments
                    and the Trust--net                                               (.53)         (1.07)           (.58)
                                                                                 --------       --------        --------
                    Total from investment operations                                 (.08)          (.19)            .19
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                         (.45)          (.88)           (.77)
                      Realized gain from investments--net                              --           (.01)             --
                      In excess on realized gain from
                      investments--net                                                 --           (.08)             --
                                                                                 --------       --------        --------
                    Total dividends and distributions                               (.45)          (.97)           (.77)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   7.73       $   8.26        $   9.42
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                              (.92%)+++     (2.22%)          2.28%+++
Return:**                                                                        ========       ========        ========


Ratios to Average   Expenses, net of reimbursement++++                               .92%*         1.06%            .75%*
Net Assets:                                                                      ========       ========        ========
                    Expenses++++                                                     .92%*         1.06%           1.01%*
                                                                                 ========       ========        ========
                    Investment income--net                                         11.45%*         9.73%           9.10%*
                                                                                 ========       ========        ========

Supplemental Data:  Net assets, end of period (in thousands)                     $ 59,062       $ 62,423        $ 74,017
                                                                                 ========       ========        ========
                    Portfolio turnover                                                 --         59.25%          49.40%
                                                                                 ========       ========        ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Includes the Fund's share of the Trust's allocated expenses.
                 +++Aggregate total investment return.
               +++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.

1. Significant Accounting Policies:
Merrill Lynch U.S. High Yield Fund (the "Fund") (formerly Merrill Lynch Corporate High Yield Fund, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master U.S. High Yield Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/ feeder" structure. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Income--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Trust, less all actual and accrued expenses of the Fund determined in conformity with accounting principles generally accepted in the United States of America.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Incorporated ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

                             Account
                           Maintenance    Distribution
                               Fee             Fee

Class B                        .25%           .50%
Class C                        .25%           .55%
Class D                        .25%             --


Pursuant to a subagreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              FAMD       MLPF&S

Class A                      $    9     $   107
Class D                      $1,808     $17,774


For the six months ended September 30, 2000, MLPF&S received contingent deferred sales charges of $809,892 and $12,801 relating to transactions in Class B and Class C Shares of the Fund, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $4 relating to transactions subject to front-end sales charge waivers in Class AShares.

During the six months ended September 30, 2000, the Fund paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S,
$1,007 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the period September 1, 2000 to September 30, 2000 were $699,880,789 and $13,641,986, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(39,797,831) and $21,577,499 for the six months ended September 30, 2000 and for the year ended March 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                           321,832  $   2,545,674
Shares issued to shareholders in
reinvestment of dividends              39,567        313,460
                                   ----------  -------------
Total issued                          361,399      2,859,134
Shares redeemed                      (270,602)    (2,151,090)
                                   ----------  -------------
Net increase                           90,797  $     708,044
                                   ==========  =============



Class A Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                           869,095  $   7,757,049
Shares issued to shareholders in
reinvestment of dividends and
distributions                          93,454        829,898
                                   ----------  -------------
Total issued                          962,549      8,586,947
Shares redeemed                      (945,932)    (8,349,835)
                                   ----------  -------------
Net increase                           16,617  $     237,112
                                   ==========  =============



Class B Shares for the Six Months                   Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                         4,128,660  $  32,756,216
Shares issued to shareholders in
reinvestment of dividends           1,173,741      9,300,739
                                   ----------  -------------
Total issued                        5,302,401     42,056,955
Automatic conversion of shares        (37,114)      (295,549)
Shares redeemed                    (9,229,875)   (73,192,600)
                                   ----------  -------------
Net decrease                       (3,964,588) $ (31,431,194)
                                   ==========  =============



Class B Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                        20,150,141  $ 181,713,205
Shares issued to shareholders in
reinvestment of dividends and
distributions                       2,718,121     24,046,667
                                   ----------  -------------
Total issued                       22,868,262    205,759,872
Automatic conversion of shares        (83,586)      (739,770)
Shares redeemed                   (19,417,530)  (170,922,374)
                                   ----------  -------------
Net increase                        3,367,146  $  34,097,728
                                   ==========  =============


Class C Shares for the Six Months                   Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                           797,773  $   6,332,302
Shares issued to shareholders in
reinvestment of dividends             265,204      2,101,691
                                   ----------  -------------
Total issued                        1,062,977      8,433,993
Shares redeemed                    (2,300,253)   (18,258,915)
                                   ----------  -------------
Net decrease                       (1,237,276) $  (9,824,922)
                                   ==========  =============



Class C Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                         4,710,900  $  42,619,654
Shares issued to shareholders in
reinvestment of dividends and
distributions                         692,998      6,142,451
                                   ----------  -------------
Total issued                        5,403,898     48,762,105
Shares redeemed                    (6,697,876)   (59,083,125)
                                   ----------  -------------
Net decrease                       (1,293,978) $ (10,321,020)
                                   ==========  =============




Class D Shares for the Six Months                   Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                         1,382,349  $  10,947,497
Automatic conversion of shares         37,114        295,549
Shares issued to shareholders in
reinvestment of dividends             224,692      1,780,223
                                   ----------  -------------
Total issued                        1,644,155     13,023,269
Shares redeemed                    (1,556,330)   (12,273,028)
                                   ----------  -------------
Net increase                           87,825  $     750,241
                                   ==========  =============



Class D Shares for the Year                         Dollar
Ended March 31, 2000                  Shares        Amount

Shares sold                         4,076,100  $  36,441,804
Automatic conversion of shares         83,587        739,770
Shares issued to shareholders in
reinvestment of dividends and
distributions                         374,255      3,308,410
                                   ----------  -------------
Total issued                        4,533,942     40,489,984
Shares redeemed                    (4,840,299)   (42,926,305)
                                   ----------  -------------
Net decrease                         (306,357) $  (2,436,321)
                                   ==========  =============



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2000

SCHEDULE OF INVESTMENTS
                Master U.S. High Yield Trust
               S&P      Moody's    Face
INDUSTRIES   Ratings    Ratings   Amount   Corporate Bonds                                                     Value
Aerospace &     B-      B3   $ 10,000,000  Fairchild Corporation, 10.75% due 4/15/2009                      $  8,150,000
Defense--3.7%   B       B2     10,000,000  Hexcel Corporation, 9.75% due 1/15/2009                             9,350,000
                NR*     Ca      5,000,000  Kitty Hawk, Inc., 9.95% due 11/15/2004 (e)                          2,900,000
                                                                                                            ------------
                                                                                                              20,400,000

Airlines--2.6%                             USAir Inc.:
                CCC+    B3     10,150,000    9.625% due 2/01/2001                                             10,115,470
                BB-     Ba3     5,000,000    10.375% due 3/01/2013                                             4,547,380
                                                                                                            ------------
                                                                                                              14,662,850

Automotive      BB      Ba2    10,000,000  Federal-Mogul Corporation, 7.375% due 1/15/2006                     3,950,000
--1.2%          B-      B3      5,000,000  Venture Holdings Trust, 12% due 6/01/2009                           2,775,000
                                                                                                            ------------
                                                                                                               6,725,000

Broadcasting    B-      B2      4,000,000  Emmis Communications Corporation, 8.125% due 3/15/2009              3,820,000
--Radio &       B-      B2      5,000,000  LIN Television Corporation, 8.375% due 3/01/2008                    4,775,000
Television      B-      B3      2,975,000  Salem Communications Corp., 9.50% due 10/01/2007                    2,930,375
--2.1%                                                                                                      ------------
                                                                                                              11,525,375

Cable--         B+      B2      4,500,000  Century Communications Corporation, 9.75% due 2/15/2002             4,522,500
Domestic--5.2%                             Charter Communications Holdings:
                B+      B2      7,000,000    8.625% due 4/01/2009                                              6,317,500
                B+      B2      3,000,000    10% due 4/01/2009                                                 2,951,250
                B       B3     10,000,000  Echostar Broadband Corporation, 10.375% due 10/01/2007(d)          10,000,000
                B+      B2      5,000,000  Olympus Communications LP/Capital Corp., 10.625% due
                                           11/15/2006                                                          5,000,000
                                                                                                            ------------
                                                                                                              28,791,250

Cable--         B       B2      5,000,000  NTL Communications Corp., 12.375%** due 10/01/2008                  3,125,000
International   D       Caa3   25,000,000  Supercanal Holdings SA, 11.50%** due 5/15/2005(d)(e)               10,156,250
--5.6%          B-      B3     21,000,000  UnitedGlobalCom, Inc., 12.64%** due  2/15/2008 (b)                 14,490,000
                B       B2      8,000,000  United Pan-Europe Communications, 13.466%** due 2/01/2005           3,660,000
                                                                                                            ------------
                                                                                                              31,431,250

Capital         CCC+    B3      8,000,000  Trench Electric & Trench Inc., 10.25% due 12/15/2007                5,000,000
Goods--0.9%

Chemicals--2.5% BB-     Ba3     5,000,000  ISP Holdings Inc., 9.75% due 2/15/2002                              4,500,000
                B+      B2     10,000,000  Lyondell Chemical Company, 10.875% due 5/01/2009                    9,712,500
                                                                                                            ------------
                                                                                                              14,212,500

Child Care      B-      B3      5,000,000  Kindercare Learning Centers, Inc., 9.50% due 2/15/2009              4,650,000
--0.8%

Communications  B       B3     17,215,000  Impsat Corp., 12.375% due 6/15/2008                                13,470,737
--3.5%          B+      B2     17,000,000  Orion Network Systems, Inc., 16.429%** due 1/15/2007                5,865,000
                                                                                                            ------------
                                                                                                              19,335,737

Computer        BB-     Ba3     5,000,000  Amkor Technologies Inc., 9.25% due 5/01/2006                        4,987,500
Services/       CCC     B3      5,000,000  Dictaphone Corp., 11.75% due 8/01/2005                              4,725,000
Electronics
--1.7%

                                                                                                               9,712,500
Conglomerates   B-      B3     10,000,000  Eagle-Picher Industries, 9.375% due 3/01/2008                       8,250,000
--1.5%

Consumer        B       B3     10,000,000  Corning Consumer Products, 9.625% due 5/01/2008                     3,350,000
Products--0.6%

Consumer        CCC+    Caa2    9,360,000  AP Holdings Inc., 14.85%** due 3/15/2008                              982,800
Services--      B-      Caa1   15,000,000  Protection One Alarm Monitoring, 8.125% due 1/15/2009(d)            8,325,000
1.7%                                                                                                        ------------
                                                                                                               9,307,800

Energy--6.9%    B       B3      1,250,000  Benton Oil and Gas Co., 11.625% due 5/01/2003                         881,250
                BB-     Ba3     7,000,000  Ocean Energy Inc., 8.375% due 7/01/2008                             7,035,000
                CCC     B3     10,500,000  Ocean Rig Norway AS, 10.25% due 6/01/2008                           9,502,500
                B+      B1      6,000,000  Parker Drilling Co., 9.75% due 11/15/2006                           6,015,000
                BB-     Ba3     5,000,000  R&B Falcon Corporation, 11.375% due 3/15/2009                       5,781,250
                BB-     B1      5,000,000  Tesoro Petroleum Corp., 9% due 7/01/2008                            4,912,500
                B-      B3      7,000,000  United Refining Co., 10.75% due 6/15/2007                           4,655,000
                                                                                                            ------------
                                                                                                              38,782,500

Entertainment   CC      Ca     10,000,000  Regal Cinemas Inc., 9.50% due 6/01/2008                             1,250,000
--0.2%

Financial       CCC-    Caa3    5,000,000  Amresco Inc., 9.875% due 3/15/2005                                  2,225,000
Services--0.4%

Food & Beverage                            Chiquita Brands International Inc.:
--1.6%          B-      B3      2,000,000    7% due 3/28/2001                                                  1,760,000
                B       B1      5,000,000    9.125% due 3/01/2004                                              3,675,000
                CCC     Caa1    6,000,000  Vlasic Foods International Inc., 10.25% due 7/01/2009               3,390,000
                                                                                                            ------------
                                                                                                               8,825,000

Gaming--2.7%    BB+     Ba2     5,000,000  Harrah's Operating Co. Inc., 7.875% due 12/15/2005                  4,825,000
                BB+     Ba2     5,000,000  Park Place Entertainment, 7.875% due 12/15/2005                     4,831,250
                B-      Caa1    5,000,000  Venetian Casino/LV Sands, 12.25% due 11/15/2004                     5,150,000
                                                                                                            ------------
                                                                                                              14,806,250

Health          B-      Caa1   10,500,000  ALARIS Medical Inc., 14.993%** due 8/01/2008                        2,782,500
Services--10.1% B+      B1      5,000,000  Beverly Enterprises Inc., 9% due 2/15/2006                          4,725,000
                BB+     Ba2     5,000,000  Columbia/HCA Healthcare Corp., 7.25% due 5/20/2008                  4,653,855
                CCC+    B3     15,000,000  Extendicare Health Services, 9.35% due 12/15/2007                   8,475,000
                B+      Ba3     5,000,000  Fresenius Medical Capital Trust II, 7.875% due 2/01/2008            4,737,500
                BBB-    Ba1     3,750,000  HEALTHSOUTH Corp., 7% due 6/15/2008                                 3,183,499
                BB      Ba3     5,000,000  ICN Pharmaceutical Inc., 8.75% due 11/15/2008(d)                    5,012,500


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2000


SCHEDULE OF INVESTMENTS (continued)
                       Master U.S. High Yield Trust (continued)
               S&P     Moody's    Face
INDUSTRIES   Ratings   Ratings   Amount    Corporate Bonds                                                     Value
Health          B-      Caa1  $10,000,000  Magellan Health Services, 9% due 2/15/2008                       $  6,700,000
Services        D       C       7,000,000  Mariner Post--Acute Network, 9.50% due 11/01/2007(e)                  175,000
(concluded)     B+      B3     15,000,000  PharMerica, Inc., 8.375% due 4/01/2008                             11,325,000
                BB+     Ba1     5,000,000  Tenet Healthcare Corporation, 7.625% due 6/01/2008                  4,725,000
                                                                                                            ------------
                                                                                                              56,494,854

Hotels--2.3%    BB      Ba2     3,000,000  Felcor Lodging LP, 9.50% due 9/15/2008 (d)                          2,992,500
                BB      Ba2    10,000,000  Host Marriott LP, 8.375% due 2/15/2006                              9,650,000
                                                                                                            ------------
                                                                                                              12,642,500

Independent     B+      Ba3    10,000,000  The AES Corporation, 8.375% due 8/15/2007                           9,525,000
Power
Producers--1.7%

Industrial      B-      B3      8,000,000  Neff Corp., 10.25% due 6/01/2008                                    3,640,000
Services--      CCC+    Caa1    2,000,000  Thermadyne Holdings Corp., 12.50%** due 6/01/2008                     710,000
1.6%            CCC+    B3      6,000,000  Thermadyne Manufacturing, 9.875% due 6/01/2008                      4,657,500
                                                                                                            ------------
                                                                                                               9,007,500

Internet        B-      B3      5,000,000  PSINet Inc., 11% due 8/01/2009                                      3,275,000
Transport--
0.6%

Metals &        CC      C      17,500,000  AEI Resources Inc., 11.50% due 12/15/2006(d)                        1,137,500
Mining--1.9%    BB      B3      4,000,000  Asarco Inc., 8.50% due 5/01/2025                                    2,799,080
                CCC+    B3      5,000,000  Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003              4,625,000
                B       B3      2,000,000  Ormet Corporation, 11% due 8/15/2008(d)                             1,870,000
                                                                                                            ------------
                                                                                                              10,431,580

Packaging       NR*     NR*     3,250,000  Huntsman Packaging Corporation, 13% due 6/01/2010(d)                2,925,000
--2.3%                                     Owens-Illinois Inc.:
                BB+     Ba1     3,000,000    7.85% due 5/15/2004                                               2,694,957
                BB+     Ba1     3,000,000    7.15% due 5/15/2005                                               2,559,759
                B-      B3      5,000,000  Tekni-Plex Inc., 12.75% due 6/15/2010(d)                            4,950,000
                                                                                                            ------------
                                                                                                              13,129,716

Paper & Forest                             Doman Industries Limited:
Products--1.2%  B       Caa1    5,000,000    8.75% due 3/15/2004                                               3,375,000
                B       Caa1    5,000,000    9.25% due 11/15/2007                                              3,125,000
                                                                                                            ------------
                                                                                                               6,500,000

Product         NR*     Caa3    8,500,000  Ameriserve Food Distributors, 8.875% due 10/15/2006 (e)               340,000
Distribution    NR*     C       5,000,000  Nebco Evans Holding Co., 16.34%** due 7/15/2007 (e)                    31,250
--0.4%          CCC-    Ca     10,350,000  US Office Products Co., 9.75% due 6/15/2008                         1,914,750
                                                                                                            ------------
                                                                                                               2,286,000

Publishing &    BB-     Ba3     5,000,000  Primedia, Inc., 7.625% due 4/01/2008                                4,550,000
Printing--1.6%  BBB-    Baa3    5,000,000  World Color Press Inc., 7.75% due 2/15/2009                         4,669,585
                                                                                                            ------------
                                                                                                               9,219,585

Real            BB-     Ba3     4,875,000  Forest City Enterprises Inc., 8.50% due 3/15/2008                   4,704,375
Estate--0.8%

Steel--2.4%     CC      Caa3   15,000,000  Republic Technologies, 13.75% due 7/15/2009(a)                      2,775,000
                B+      B2      5,000,000  WCI Steel Inc., 10% due 12/01/2004                                  4,450,000
                B       B2      7,500,000  Weirton Steel Corp., 11.375% due 7/01/2004                          6,225,000
                                                                                                            ------------
                                                                                                              13,450,000

Telephony       B-      B3      6,000,000  CFW Communications Company, 13% due 8/15/2010                       5,610,000
--4.5%          B       B2      5,000,000  Intermedia Communications Inc., 8.60% due 6/01/2008                 4,825,000
                B+      B2      5,000,000  Metromedia Fiber Network, 10% due 12/15/2009                        4,700,000
                B       B2      5,000,000  Nextlink Communications Inc., 10.75% due 6/01/2009                  4,650,000
                B       B2      6,000,000  Time-Warner Telecom LLC, 9.75% due 7/15/2008                        5,490,000
                                                                                                            ------------
                                                                                                              25,275,000

Textiles--2.1%  B       Ca     10,000,000  Galey & Lord, Inc., 9.125% due 3/01/2008                            6,400,000
                                           Westpoint Stevens Inc.:
                BB      B1      3,500,000    7.875% due 6/15/2005                                              3,045,000
                BB      B1      3,000,000    7.875% due 6/15/2008(g)                                           2,490,000
                                                                                                            ------------
                                                                                                              11,935,000

Transportation  BB-     NR*     4,000,000  Autopistas del Sol SA, 10.25% due 8/01/2009(d)                      2,930,000
--0.5%

Utilities       BB-     Ba2    10,000,000  Western Resources Inc., 6.875% due 8/01/2004                        9,003,940
--1.6%

Waste           BB-     Ba3    10,000,000  Allied Waste North America, 7.375% due 1/01/2004                    9,350,000
Management
--1.7%

Wireless        CCC     Caa1    5,000,000  Airgate PCS Inc., 12.837%** due 10/01/2004                          3,037,500
Communi-        CCC+    B3      5,200,000  Nextel Partners Inc., 12.927%** due 2/01/2009                       3,679,000
cations--       NR*     NR*     5,000,000  SBA Communications Corp., 13.76%** due 3/01/2003                    3,725,000
Domestic--2.8%  B-      B3     10,000,000  Spectracite Holdings Inc., 12.875%** due 3/15/2005                  5,200,000
                                                                                                            ------------
                                                                                                              15,641,500

Wireless        CCC     Caa2   10,000,000  Dolphin Telecom PLC, 17.059%** due 6/01/2003                        2,050,000
Communications  B-      Caa1   15,000,000  Millicom International Cellular S.A., 16.028%** due
--International                            6/01/2006                                                          12,975,000
--6.2%          B-      Caa1   10,000,000  Nextel International Inc., 12.75% due 8/01/2010                     9,825,000
                                           Telesystem International Wireless Inc.:
                CCC+    Caa1    7,000,000    14.26%** due 6/30/2007                                            4,375,000
                CCC+    Caa1   10,000,000    14.014%** due 11/01/2007                                          5,450,000
                                                                                                            ------------
                                                                                                              34,675,000

                                           Total Investments in Corporate Bonds--(Cost--
                                           $633,354,817)--91.7%                                              512,719,562


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2000


SCHEDULE OF INVESTMENTS (concluded)
                  Master U.S. High Yield Trust (concluded)
                                  Shares
INDUSTRIES                         Held    Common Stocks                                                       Value
Transportation                    204,166  HMI (e)                                                          $  1,569,424
--0.3%

Wireless                          497,541  Metrocall, Inc. (e)                                                 1,500,397
Communications--
Domestic--0.3%

                                           Total Investments in Common Stocks--(Cost--
                                           $9,874,372)--0.6%                                                   3,069,821


                                                  Preferred Stocks & Warrants

Energy--1.4%                        6,077  R&B Falcon Corporation                                              7,793,752

Product                             6,208  Nebco Evans Holding Co. (c)                                             2,328
Distribution--0.0%

Publishing &                       50,000  Primedia, Inc. (Series H)                                           4,212,500
Printing--0.8%

Steel--0.0%                         7,000  Republic Technologies (Warrants)(f)                                        70

Wireless                            3,811  Crown Castle International Corporation (Preferred)(c)               3,858,638
Communications                      7,626  Nextel Communications, Inc. (Series D)(c)                           8,102,625
--Domestic                          3,216  Rural Cellular Corp. (Series B)(c)                                  2,902,440
--2.6%                                                                                                      ------------
                                                                                                              14,863,703

                                           Total Investments in Preferred Stocks & Warrants
                                           (Cost--$28,275,734)--4.8%                                          26,872,353


                                 Face
                                Amount                    Short-Term Securities

Commercial                   $  3,409,000  General Motors Acceptance Corp., 6.75% due 10/02/2000               3,409,000
Paper***--0.6%

                                           Total Investments in Short-Term Securities (Cost--
                                           $3,409,000)--0.6%                                                   3,409,000

                Total Investments (Cost--$674,913,923)--97.7%                                                546,070,736

                Other Assets Less Liabilities--2.3%                                                           13,110,109
                                                                                                            ------------
                Net Assets--100.0%                                                                          $559,180,845
                                                                                                            ============



               *Not Rated.
              **Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Trust.
             ***Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
                Trust.
             (a)Each $1,000 face amount contains one warrant of Republic
                Technology.
             (b)Each $1,000 face amount contains one warrant of United
                International Holdings, Inc.
             (c)Represents a pay-in-kind security which may pay
                interest/dividends in additional face/shares.
             (d)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
             (e)Non-income producing security.
             (f)Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
             (g)Restricted securities as to resale. The value of the Trust's investment in restricted securities was approximately $2,500,000, representing 0.4% of net assets.

                                           Acquisition
                Issue                         Dates         Cost          Value

                Westpoint Stevens Inc.,     8/24/2000--
                  7.875% due 6/15/2008      9/28/2000    $ 2,559,375    $ 2,490,000
                                                         -----------    -----------
                Total                                    $ 2,559,375    $ 2,490,000
                                                         ===========    ===========

                See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
MASTER U.S. HIGH
YIELD TRUST         As of September 30, 2000
Assets:             Investments, at value (identified cost--$674,913,923)                                 $  546,070,736
                    Cash                                                                                         626,883
                    Receivables:
                      Interest                                                           $   13,976,155
                      Securities sold                                                         3,574,893
                      Contributions                                                             524,688
                      Dividends                                                                 224,227       18,299,963
                                                                                         --------------
                    Prepaid expenses and other assets                                                             53,407
                                                                                                          --------------
                    Total assets                                                                             565,050,989
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                    3,826,658
                      Withdrawals                                                             1,865,521
                      Investment adviser                                                        149,365
                      Reorganization costs                                                       28,000        5,869,544
                                                                                         --------------
                    Accrued expenses and other liabilities                                                           600
                                                                                                          --------------
                    Total liabilities                                                                          5,870,144
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  559,180,845
                                                                                                          ==============

Net Assets          Partners' capital                                                                     $  688,024,032
Consist of:         Unrealized depreciation on investments--net                                             (128,843,187)
                                                                                                          --------------
                    Net assets                                                                            $  559,180,845
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
MASTER U.S. HIGH
YIELDTRUST          For the Period September 1, 2000++ to September 30, 2000
Investment          Interest and discount earned                                                          $    5,897,607
Income:             Dividends                                                                                    107,813
                                                                                                          --------------
                    Total income                                                                               6,005,420
                                                                                                          --------------

Expenses:           Investment advisory fees                                              $     171,598
                    Reorganization costs                                                         28,000
                    Accounting services                                                          13,143
                    Custodian fees                                                                3,770
                    Professional fees                                                             2,343
                    Offering costs                                                                1,698
                    Pricing fees                                                                    729
                    Trustees' fees and expenses                                                     655
                    Other                                                                         1,408
                                                                                         --------------
                    Total expenses                                                                               223,344
                                                                                                          --------------
                    Investment income--net                                                                     5,782,076
                                                                                                          --------------

Realized &          Realized loss from investments--net                                                       (2,935,653)
Unrealized Loss on  Unrealized depreciation on investments--net                                             (128,843,187)
Investments--Net                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                   $(125,996,764)
                                                                                                          ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.

Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2000

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
MASTER U.S. HIGH                                                                                     September 1, 2000++
YIELDTRUST          Increase (Decrease) in Net Assets:                                             to September 30, 2000
Operations:         Investment income--net                                                                $    5,782,076
                    Realized loss on investments--net                                                         (2,935,653)
                    Unrealized depreciation on investments--net                                             (128,843,187)
                                                                                                          --------------
                    Net decrease in net assets resulting from operations                                    (125,996,764)
                                                                                                          ==============

Net Capital         Increase in net assets derived from net capital contributions                            685,077,509
Contributions:                                                                                            --------------

Net Assets:         Total increase in net assets                                                             559,080,745
                    Beginning of period                                                                          100,100
                                                                                                          --------------
                    End of period                                                                         $  559,180,845
                                                                                                          ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                          For the Period
MASTER U.S. HIGH                                                                                     September 1, 2000++
YIELD TRUST                                                                                        to September 30, 2000
Ratios to Average   Expenses                                                                                       .46%*
Net Assets:                                                                                                     ========
                    Investment income--net                                                                       11.79%*
                                                                                                                ========

Supplemental Data:  Net assets, end of period (in thousands)                                                    $559,181
                                                                                                                ========
                    Portfolio turnover                                                                             5.70%
                                                                                                                ========


                   *Annualized.
                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2000


NOTES TO FINANCIAL STATEMENTS
MASTER U.S.HIGH
YIELD TRUST

1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets.

In addition, MLPF&S received $9,375 in commissions on the execution of portfolio security transactions for the Trust for the period
September 1, 2000 to September 30, 2000.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period September 1, 2000 to September 30, 2000 were
$35,733,795 and $34,629,125, respectively.

Net realized losses for the period September 1, 2000 to September
30, 2000 and net unrealized losses as of September 30, 2000 were as follows:


                                Realized         Unrealized
                                 Losses            Losses

Long-term investments        $  (2,935,653)   $ (128,843,187)
                             -------------    --------------
Total                        $  (2,935,653)   $ (128,843,187)
                             =============    ==============


As of September 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $128,843,187, of which $9,982,777 related to appreciated securities and $138,825,964 related to depreciated securities. At September 30, 2000, the aggregate cost of investments for Federal income tax purposes was $674,913,923.

4. Short-Term Borrowings:
On September 1, 2000, the Trust became party to a $1,000,000,000 credit agreement dated as of December 3, 1999 among certain other funds managed by FAMand its affiliates, Bank of America, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of
 .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank of America, N.A. The Trust did not borrow under the facility during the period September 1, 2000 to September 30, 2000.